ASSIGNMENT

                 Whereas, CIBA VISION AG, Hardhofstrasse 15, CH--8424 Embrach, Switzerland, a corporation of Switzerland, is presently the owner of all right, title and interest in and to the inventions herein identified, and is desirous of assigning and transferring over the entire right, title and interest in and to the inventions and Letters Patent described as follows; "METHODS OF SURFACE TREATMENT FOR ENHANCING THE PERFORMANCE OF A FLOATING PHAKIC REFRACTIVE LENS DESIGN" as set forth and described in Letters Patent of the United States, Patent No. 6,638,307, issued on October 28, 2003 and "ANATOMICALLY COMPATIBLE POSTERIOR CHAMBER PHAKIC REFRACTIVE LENSES" as set forth and described in Letters Patent of the United States, Patent No-6,506,212 issued on January 14, 2003 and "SELF-CENTERING PHAKIC INTRAOCULAR LENS" as set forth and described in Letters Patent of the United States, Patent Nos. 6,015,435 and 6,428,574 issued on January 18, 2000 and August 6, 2002, respectively, and "FLOATING PHAKIC REFRACTIVE LENS DESIGN FOR PRESERVING EYE DYNAMICS" as set forth and described in Letters Patent of the united States, Patent No. 6,706,066 and
                 WHEREAS, IMPLANTABLE VISION, INC., a Utah Corporation with a principle office at 25630 Lorain Rd., North Olmstead Ohio, 44070 USA is desirous of acquiring the entire right, title and interest in and to said inventions, and in and to said Letters Patent and any reissues thereof, and in and to said applications for Letters Patent, and in and to any Letters Patent which may be obtained therefore and any reissues thereof;
                 Now, therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, CIBA VISION AG hereby assigns to IMPLANTABLE VISION, INC and its successors and assigns its entire right, title and interest in (a) United states Patents Nos. 6,638,307, 6,506,212, 6,015,435, 6,428,574 and 6,706,066 (b) any and all
          applications for reissues of said patent, (c) any and all reissues of said patent that may be issued and/or granted, (d) any and all applications for extensions of said patents (including reissue patents) and for reexamination certificates for said patents
          (including reissue patents) and (e) any and all extensions of said patents (including reissue patents) that may be issued and/or granted end reexamination certificates that may be issued for said patents (including reissue patents), including the right to sue, and to obtain damages for, past infringement, said right, title and interest conveyed herein by CIBA-VISION AG to IMPLANTABLE VISION, INC constituting the entire right, title and interest in said patents (including reissue patents), applications, extensions and reexamination certificates.

                 In witness whereof, CIBA-VISION AG has caused this Assignment to be signed by its duly authorized corporate signatories.

           Signed this 26th day of June 2006.

           CIBA VISION AG

           Dr. Bernd Liphardt                            Dr. Robert Karl Muller
           Patent Attorney, Group Head,                  Patent Specialist,
           CIBA Vision Intern.                           CIBA Vision Intern.